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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     June 15, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-50316                    51-
0331454
-----------------        -----------------------------       ----------
----
(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS





The following are filed as Exhibits to this Report under Exhibit 20:



20.1 Series 1994-C Certificateholders' Statement for the month ended May 31, 2001.

20.2 Series 1995-A Certificateholders' Statement for the month ended May 31, 2001.

20.3 Series 1995-C Certificateholders' Statement for the month ended May 31, 2001.

20.4 Series 1995-E Certificateholders' Statement for the month ended May 31, 2001.

20.5 Series 1995-J Certificateholders' Statement for the month ended May 31, 2001.

20.6 Series 1996-A Certificateholders' Statement for the month ended May 31, 2001.

20.7 Series 1996-B Certificateholders' Statement for the month ended May 31, 2001.


20.8 Series 1996-E Certificateholders' Statement for the month ended May 31, 2001.

20.9 Series 1996-G Certificateholders' Statement for the month ended May 31, 2001.

20.10 Series 1996-H Certificateholders' Statement for the month ended May 31, 2001.

20.11 Series 1996-J Certificateholders' Statement for the month ended May 31, 2001.

20.12 Series 1996-K Certificateholders' Statement for the month ended May 31, 2001.

20.13 Series 1996-M Certificateholders' Statement for the month ended May 31, 2001.

20.14 Series 1997-B Certificateholders' Statement for the month ended May 31, 2001.

20.15 Series 1997-C Certificateholders' Statement for the month ended May 31, 2001.

20.16 Series 1997-E Certificateholders' Statement for the month ended May 31, 2001.

20.17 Series 1997-F Certificateholders' Statement for the month ended May 31, 2001.

20.18 Series 1997-I Certificateholders' Statement for the month ended May 31, 2001.

20.19 Series 1997-J Certificateholders' Statement for the month ended May 31, 2001.

20.20 Series 1997-K Certificateholders' Statement for the month ended May 31, 2001.

20.21 Series 1997-M Certificateholders' Statement for the month ended May 31, 2001.

20.22 Series 1998-A Certificateholders' Statement for the month ended May 31, 2001.

20.23 Series 1998-C Certificateholders' Statement for the month ended May 31, 2001.

20.24 Series 1998-D Certificateholders' Statement for the month ended May 31, 2001.

20.25 Series 1998-E Certificateholders' Statement for the month ended May 31, 2001.

20.26 Series 1998-F Certificateholders' Statement for the month ended May 31, 2001.

20.27 Series 1998-G Certificateholders' Statement for the month ended May 31, 2001.

20.28 Series 1998-I Certificateholders' Statement for the month ended May 31, 2001.

20.29 Series 1998-J Certificateholders' Statement for the month ended May 31, 2001.

20.30 Series 1999-A Certificateholders' Statement for the month ended May 31, 2001.

20.31 Series 1999-B Certificateholders' Statement for the month ended May 31, 2001.

20.32 Series 1999-D Certificateholders' Statement for the month ended May 31, 2001.

20.33 Series 1999-E Certificateholders' Statement for the month ended May 31, 2001.

20.34 Series 1999-G Certificateholders' Statement for the month ended May 31, 2001.

20.35 Series 1999-H Certificateholders' Statement for the month ended May 31, 2001.

20.36 Series 1999-I Certificateholders' Statement for the month ended May 31, 2001.

20.37 Series 1999-J Certificateholders' Statement for the month ended May 31, 2001.

20.38 Series 1999-L Certificateholders' Statement for the month ended May 31, 2001.

20.39 Series 1999-M Certificateholders' Statement for the month ended May 31, 2001.

20.40 Series 2000-A Certificateholders' Statement for the month ended May 31, 2001.

20.41 Series 2000-B Certificateholders' Statement for the month ended May 31, 2001.

20.42 Series 2000-C Certificateholders' Statement for the month ended May 31, 2001.

20.43 Series 2000-D Certificateholders' Statement for the month ended May 31, 2001.

20.44 Series 2000-E Certificateholders' Statement for the month ended May 31, 2001.

20.45 Series 2000-F Certificateholders' Statement for the month ended May 31, 2001.

20.46 Series 2000-G Certificateholders' Statement for the month ended May 31, 2001.

20.47 Series 2000-H Certificateholders' Statement for the month ended May 31, 2001.

20.48 Series 2000-I Certificateholders' Statement for the month ended May 31, 2001.

20.49 Series 2000-K Certificateholders' Statement for the month ended May 31, 2001.

20.50 Series 2000-L Certificateholders' Statement for the month ended May 31, 2001.

20.51 Series 2001-A Certificateholders' Statement for the month ended May 31, 2001.

20.52 Series 2001-B Certificateholders' Statement for the month ended May 31, 2001.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit
99:



99.1. Series 1994-C Key Performance Factors for the month ended
May 31, 2001.

99.2. Series 1995-A Key Performance Factors for the month ended
May 31, 2001.

99.3. Series 1995-C Key Performance Factors for the month ended
May 31, 2001.

99.4. Series 1995-E Key Performance Factors for the month ended
May 31, 2001.

99.5. Series 1995-J Key Performance Factors for the month ended
May 31, 2001.

99.6. Series 1996-A Key Performance Factors for the month ended
May 31, 2001.

99.7. Series 1996-B Key Performance Factors for the month ended
May 31, 2001.


99.8. Series 1996-E Key Performance Factors for the month ended
May 31, 2001.

99.9. Series 1996-G Key Performance Factors for the month ended
May 31, 2001.

99.10. Series 1996-H Key Performance Factors for the month ended
May 31, 2001.

99.11. Series 1996-J Key Performance Factors for the month ended
May 31, 2001.

99.12. Series 1996-K Key Performance Factors for the month ended
May 31, 2001.

99.13. Series 1996-M Key Performance Factors for the month ended
May 31, 2001.

99.14. Series 1997-B Key Performance Factors for the month ended
May 31, 2001.

99.15. Series 1997-C Key Performance Factors for the month ended
May 31, 2001.

99.16. Series 1997-E Key Performance Factors for the month ended
May 31, 2001.

99.17. Series 1997-F Key Performance Factors for the month ended
May 31, 2001.

99.18. Series 1997-I Key Performance Factors for the month ended
May 31, 2001.

99.19. Series 1997-J Key Performance Factors for the month ended
May 31, 2001.

99.20. Series 1997-K Key Performance Factors for the month ended
May 31, 2001.

99.21. Series 1997-M Key Performance Factors for the month ended
May 31, 2001.

99.22. Series 1998-A Key Performance Factors for the month ended
May 31, 2001.

99.23. Series 1998-C Key Performance Factors for the month ended
May 31, 2001.

99.24. Series 1998-D Key Performance Factors for the month ended
May 31, 2001.

99.25. Series 1998-E Key Performance Factors for the month ended
May 31, 2001.

99.26. Series 1998-F Key Performance Factors for the month ended
May 31, 2001.

99.27. Series 1998-G Key Performance Factors for the month ended
May 31, 2001.

99.28. Series 1998-I Key Performance Factors for the month ended
May 31, 2001.

99.29. Series 1998-J Key Performance Factors for the month ended
May 31, 2001.

99.30. Series 1999-A Key Performance Factors for the month ended
May 31, 2001.

99.31. Series 1999-B Key Performance Factors for the month ended
May 31, 2001.

99.32. Series 1999-D Key Performance Factors for the month ended
May 31, 2001.

99.33. Series 1999-E Key Performance Factors for the month ended
May 31, 2001.

99.34. Series 1999-G Key Performance Factors for the month ended
May 31, 2001.

99.35. Series 1999-H Key Performance Factors for the month ended
May 31, 2001.

99.36. Series 1999-I Key Performance Factors for the month ended
May 31, 2001.

99.37. Series 1999-J Key Performance Factors for the month ended
May 31, 2001.

99.38. Series 1999-L Key Performance Factors for the month ended
May 31, 2001.

99.39. Series 1999-M Key Performance Factors for the month ended
May 31, 2001.

99.40. Series 2000-A Key Performance Factors for the month ended
May 31, 2001.

99.41. Series 2000-B Key Performance Factors for the month ended
May 31, 2001.

99.42. Series 2000-C Key Performance Factors for the month ended
May 31, 2001.

99.43. Series 2000-D Key Performance Factors for the month ended
May 31, 2001.

99.44. Series 2000-E Key Performance Factors for the month ended
May 31, 2001.

99.45. Series 2000-F Key Performance Factors for the month ended
May 31, 2001.

99.46. Series 2000-G Key Performance Factors for the month ended
May 31, 2001.

99.47. Series 2000-H Key Performance Factors for the month ended
May 31, 2001.

99.48. Series 2000-I Key Performance Factors for the month ended
May 31, 2001.

99.49. Series 2000-K Key Performance Factors for the month ended
May 31, 2001.

99.50. Series 2000-L Key Performance Factors for the month ended
May 31, 2001.

99.51. Series 2001-A Key Performance Factors for the month ended
May 31, 2001.

99.52. Series 2001-B Key Performance Factors for the month ended
May 31, 2001.






                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     June 15, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President